Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Three	Three	Twelve	Twelve
	months	months	months	months
	ended	ended	ended	ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

Operating revenue
Management fee revenue, net	$210,753	$204,790	$912,023	$897,526
Premiums earned	52,608	51,688	209,457	207,407
Service agreement revenue	8,872	8,817	34,783	32,298

Total operating revenue	272,233	265,295	1,156,263	1,137,231

Operating expenses
Cost of management operations	187,019	187,258	768,668	765,012
Losses and loss expenses incurred	33,618	32,399	145,452	137,167
Policy acquisition and other underwriting expenses	12,969	12,626	54,025	49,218

Total operating expenses	233,606	232,283	968,145	951,397

Investment income (loss) – unaffiliated
Investment income, net of expenses	10,202	10,823	41,728	44,181
Realized gains (losses) on investments	5,311	(25,146)	10,396	(43,515)
Net impairment losses recognized in earnings	(1,676)	(7,670)	(12,059)	(69,504)
Equity in (losses) earnings of limited partnerships	(12,527)	(14,600)	(76,108)	5,710

Total investment income (loss) – unaffiliated	1,310	(36,593)	(36,043)	(63,128)

Income before income taxes and equity in earnings (losses) of Erie Family Life Insurance	39,937	(3,581)	152,075	122,706
Provision for income taxes	14,870	(685)	48,787	39,865
Equity in (losses) earnings of Erie Family Life Insurance, net of tax	(126)	(3,406)	5,202	(13,603)

Net income (loss)	$24,941	$(6,302)	$108,490	$69,238

Net income (loss) per share:
Class A common stock – basic	$0.48	$(0.12)	$2.10	$1.34

Class A common stock – diluted	0.43	(0.12)	1.89	1.19

Class B common stock – basic and diluted	72.49	(12.39)	312.45	204.20

Weighted average shares outstanding:
Class A common stock – basic	51,244,073	51,349,457	51,250,606	51,824,649

Class A common stock – diluted	57,371,495	51,369,552	57,385,228	57,967,144

Class B common stock – basic and diluted	2,546	2,551	2,549	2,551

Dividends declared per share:
Class A common stock	$0.48	$0.45	$1.83	$1.77

Class B common stock	72.00	67.50	274.50	265.50

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(amounts in thousands, except per share data)

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

Management operations
Management fee revenue	$222,944	$216,644	$965,110	$949,775
Service agreement revenue	8,872	8,817	34,783	32,298

Total revenue from management operations	231,816	225,461	999,893	982,073
Cost of management operations	197,870	198,121	813,411	809,548

Income from management operations	33,946	27,340	186,482	172,525

Insurance underwriting operations
Premiums earned	52,608	51,688	209,457	207,407

Losses and loss expenses incurred	33,618	32,399	145,452	137,167
Policy acquisition and other underwriting expenses	14,310	13,618	62,369	56,931

Total losses and expenses	47,928	46,017	207,821	194,098

Underwriting income	4,680	5,671	1,636	13,309

Investment operations
Investment income, net of expenses	10,202	10,823	41,728	44,181
Realized gains (losses) on investments	5,311	(25,146)	10,396	(43,515)
Net impairment losses recognized in earnings	(1,676)	(7,670)	(12,059)	(69,504)
Equity in (losses) earnings of limited partnerships	(12,527)	(14,600)	(76,108)	5,710
Equity in (losses) earnings of Erie Family Life Insurance	(135)	(3,662)	5,593	(14,627)

Net revenue (loss) from investment operations	1,175	(40,255)	(30,450)	(77,755)

Income (loss) before income taxes	39,801	(7,244)	157,668	108,079
Provision for income taxes	14,860	(942)	49,178	38,841

Net income (loss)	$24,941	$(6,302)	$108,490	$69,238

Net income (loss) per share – Class A basic	$0.48	$(0.12)	$2.10	$1.34

Net income (loss) per share – Class A diluted*	0.43	(0.12)	1.89	1.19

Net income (loss) per share – Class B basic and diluted	72.49	(12.39)	312.45	204.20

Weighted average shares outstanding - Class A diluted*	57,371	51,370	57,385	57,967

Amounts presented on a segment basis are gross of intercompany/intersegment items.

*Given the net loss generated in the fourth quarter of 2008, the effect of using the if-converted method would be anti-dilutive; therefore the two class method was used to calculate earnings per share for the Class A common stock-diluted for the three months ended December 31, 2008.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition of non-GAAP and operating measures

We believe that investors’ understanding of our performance is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and impairment losses and related federal income taxes. We elected the fair value measurement option for our common stock portfolio effective January 1, 2008. As such, changes in value related to common stocks are reported in earnings. These unrealized gains or losses are included in the net realized losses/gains on investments on the Consolidated Statements of Operations that is used to calculate operating income. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Equity in earnings or losses of limited partnerships includes the respective investment’s realized capital gains and losses, as well as unrealized gains and losses.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses including impairment losses. Realized capital gains and losses including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions, the timing of which is unrelated to our management services and insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for the periods ended December 31, 2009 and 2008:

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
(in thousands, except per share data)
	(Unaudited)		(Unaudited)
Operating income	$22,578	$15,028	$109,571	$142,700
Net realized gains (losses) and impairments on investments	3,635	(32,816)	(1,663)	(113,019)
Income tax (expense) benefit	(1,272)	11,486	582	39,557

Realized gains (losses) and impairments, net of income taxes	2,363	(21,330)	(1,081)	(73,462)

Net income (loss)	$24,941	$(6,302)	$108,490	$69,238

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

Per Class A share – diluted:	(Unaudited)		(Unaudited)
Operating income	$0.39	$0.29	$1.91	$2.46
Net realized gains (losses) and impairments on investments	0.06	(0.63)	(0.03)	(1.95)
Income tax (expense) benefit	(0.02)	0.22	0.01	0.68

Realized gains (losses) and impairments, net of income taxes	0.04	(0.41)	(0.02)	(1.27)

Net income (loss)	$0.43	$(0.12)	$1.89	$1.19

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(amounts in thousands, except per share data)

	December 31,	December 31,
	2009	2008
Assets
Investments
Available-for-sale securities, at fair value:
Fixed maturities	$664,026	$563,429
Equity securities	37,725	55,281
Trading securities, at fair value	42,153	33,338
Other invested assets	236,096	300,391

Total investments	980,000	952,439
Cash and cash equivalents	76,505	61,073
Equity in Erie Family Life Insurance	71,934	29,236
Premiums receivable from policyholders	237,229	244,760
Receivables from affiliates	1,139,712	1,130,610
Other assets	161,137	195,268

Total assets	$2,666,517	$2,613,386

Liabilities and shareholders’ equity
Liabilities
Unpaid losses and loss expenses	$965,420	$965,081
Unearned premiums	433,659	424,370
Other liabilities	365,461	432,060

Total liabilities	1,764,540	1,821,511
Total shareholders’ equity	901,977	791,875

Total liabilities and shareholders’ equity	$2,666,517	$2,613,386

Book value per share	$15.74	$13.79

Shares outstanding	57,314	57,405

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
(dollars in thousands)
Property and Casualty Group insurance underwriting operations (SAP basis)

Direct underwriting results
Direct written premium	$886,574	$862,177	$3,860,839	$3,799,901

Premiums earned	946,004	929,576	3,816,292	3,786,632

Loss and loss expenses incurred	633,123	608,514	2,660,885	2,509,350
Policy acquisition and other underwriting expenses	251,038	240,477	1,085,447	1,050,734

Total losses and expenses	884,161	848,991	3,746,332	3,560,084

Direct underwriting income	61,843	80,585	69,960	226,548

Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	3,011	16,014	6,187	16,500
Assumed involuntary	(2,515)	12,218	(42,018)	25,310
Less: Ceded	(19,604)	13,495	7,576	28,478

Nonaffiliated reinsurance underwriting income	20,100	14,737	(43,407)	13,332

Net underwriting income (SAP basis)	$81,943	$95,322	$26,553	$239,880

Erie Indemnity insurance underwriting operations (SAP to GAAP basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting income (SAP basis)	$4,507	$5,243	$1,460	$13,193
SAP to GAAP adjustments	173	428	176	116

Indemnity underwriting income before tax (GAAP basis)	$4,680	$5,671	$1,636	$13,309

Property & Casualty Group (SAP basis)
Net basis:
Loss and loss expense ratio	64.7%	63.9%	69.3%	66.0%
Underwriting ratio	27.9	27.3	27.6	27.2
Policyholder dividends ratio	0.0	0.1	0.0	0.1

Statutory combined ratio	92.6	91.3	96.9	93.3

Adjusted combined ratio, excluding profit component	89.8	89.1	92.9	89.6
Direct business:
Loss ratio points from prior accident year reserve development – (redundancy) deficiency	(1.7)	(3.4)	(0.6)	(3.2)
Loss ratio points from prior accident years from salvage and subrogation recoveries collected	(1.8)	(1.2)	(1.9)	(1.8)

Total loss ratio points from prior accident years	(3.5)	(4.6)	(2.5)	(5.0)

Loss ratio points from catastrophes	2.0	0.8	3.4	3.4
Erie Indemnity Company
GAAP combined ratio	91.1	89.0	99.2	93.6
GAAP loss ratio points from catastrophes	1.9	0.8	3.4	3.4

SAP basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC).

Selected financial data of Erie Insurance Exchange:

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In our opinion, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
( in thousands)
Statutory accounting basis
Premiums earned	$889,379	$871,648	$3,608,144	$3,566,450
Losses, loss expenses and
underwriting expenses	811,738	781,572	3,582,848	3,339,743
Net underwriting income	77,641	90,076	25,296	226,707
Total investment income (loss)	79,764	(346,207)	(84,056)	(640,348)

Income (loss) before income taxes	157,405	(256,131)	(58,760)	(413,641)
Federal income tax expense (benefit)	31,501	(179,412)	(2,595)	(50,248)

Net income (loss)	$125,904	$(76,719)	$(56,165)	$(363,393)

	At	At
	December 31,	December 31,
	2009	2008
( in thousands)
Statutory accounting basis
Cash and invested assets	$8,361,254	$7,595,727
Other assets	1,186,712	1,552,902

Total assets	$9,547,966	$9,148,629

Loss, loss expense and
unearned premium reserves	$4,699,222	$4,768,240
Other liabilities	331,168	334,399

Total liabilities	5,030,390	5,102,639

Policyholders’ surplus	4,517,576	4,045,990

Total liabilities and policyholders’ surplus	$9,547,966	$9,148,629

Management fee revenue by major lines of business – Segment basis:

	Three months	Three months		Twelve months	Twelve months
	ended	ended		ended	ended
	December 31,	December 31,	%	December 31,	December 31,	%
	2009	2008	Change	2009	2008	Change
(dollars in thousands)
Private passenger auto	$107,992	$104,471	3.4%	$466,376	$456,536	2.2%
Homeowners	47,230	44,025	7.3	198,172	185,831	6.6
Commercial multi-peril	24,965	24,371	2.4	110,138	108,942	1.1
Commercial auto	16,607	17,066	(2.7)	75,252	77,772	(3.2)
Workers compensation	12,281	13,650	(10.0)	62,029	70,186	(11.6)
All other lines of business	12,569	11,961	5.1	53,243	50,708	5.0

	221,644	215,544	2.8	965,210	949,975	1.6
Change in allowance for management fee returned on cancelled policies	1,300	1,100		(100)	(200)

Management fee revenue, net of allowance	$222,944	$216,644	2.9%	$965,110	$949,775	1.6%

Management fee rate	25.00%	25.00%		25.00%	25.00%

Growth rates of policies in force for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.		12-mth.	Total	12-mth.
	Passenger	growth		growth	All Other	growth	Personal	growth
Date	Auto	rate	Homeowners	rate	Personal Lines	rate	Lines	rate
12/31/2007	1,651,234	1.1%	1,413,712	2.6%	321,431	6.6%	3,386,377	2.2
03/31/2008	1,655,869	1.2	1,420,250	2.6	325,926	6.7	3,402,045	2.3
06/30/2008	1,667,446	1.4	1,433,504	2.5	332,922	6.8	3,433,872	2.4
09/30/2008	1,677,151	1.7	1,446,779	2.7	340,566	7.5	3,464,496	2.7
12/31/2008	1,683,526	2.0	1,454,797	2.9	346,953	7.9	3,485,276	2.9
03/31/2009	1,694,583	2.3	1,466,227	3.2	353,470	8.5	3,514,280	3.3
06/30/2009	1,709,580	2.5	1,483,763	3.5	362,582	8.9	3,555,925	3.6
09/30/2009	1,721,388	2.6	1,498,285	3.6	369,253	8.4	3,588,926	3.6
12/31/2009	1,730,213	2.8	1,507,674	3.6	375,192	8.1	3,613,079	3.7

		12-mth.	CML*	12-mth.		12-mth.		12-mth.	Total	12-mth.
	CML*	growth	Multi-	growth	Workers	growth	All Other	growth	CML*	growth
Date	Auto	rate	Peril	rate	Comp.	rate	CML* Lines	rate	Lines	rate
12/31/2007	122,558	2.3%	228,214	4.4%	54,720	1.5%	96,464	4.1%	501,956	3.5%
03/31/2008	122,882	2.5	229,577	4.7	54,927	2.7	96,511	3.9	503,897	3.8
06/30/2008	123,955	1.9	234,393	4.8	55,801	3.4	97,745	3.3	511,894	3.7
09/30/2008	124,418	1.9	236,994	4.7	56,381	3.8	98,786	2.7	516,579	3.5
12/31/2008	124,205	1.3	237,228	3.9	56,704	3.6	98,796	2.4	516,933	3.0
03/31/2009	123,747	0.7	236,804	3.1	56,661	3.2	98,622	2.2	515,834	2.4
06/30/2009	124,917	0.8	240,970	2.8	57,549	3.1	99,973	2.3	523,409	2.2
09/30/2009	125,149	0.6	243,771	2.9	58,238	3.3	101,157	2.4	528,315	2.3
12/31/2009	125,677	1.2	245,137	3.3	58,747	3.6	101,364	2.6	530,925	2.7

		12-mth.
	Total All	growth
Date	Lines	rate
12/31/2007	3,888,333	2.4%
03/31/2008	3,905,942	2.5
06/30/2008	3,945,766	2.5
09/30/2008	3,981,075	2.8
12/31/2008	4,002,209	2.9
03/31/2009	4,030,114	3.2
06/30/2009	4,079,334	3.4
09/30/2009	4,117,241	3.4
12/31/2009	4,144,004	3.5

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations by major lines of business:

	Private			CML*
	Passenger		CML*	Multi-	Workers	All Other
Date	Auto	Homeowners	Auto	Peril	Comp.	Lines	Total All Lines
12/31/2007	91.5%	90.3%	88.2%	86.0%	86.8%	87.8%	90.2%
03/31/2008	91.6	90.5	88.4	86.5	87.6	87.9	90.4
06/30/2008	91.6	90.7	87.9	86.2	87.5	88.1	90.4
09/30/2008	91.7	91.0	87.8	86.0	87.2	88.2	90.5
12/31/2008	91.8	91.1	87.6	85.6	86.6	88.5	90.6
03/31/2009	91.9	91.4	87.5	85.7	86.3	88.8	90.8
06/30/2009	91.9	91.6	87.3	85.2	85.7	89.1	90.8
09/30/2009	91.9	91.4	87.0	84.9	85.8	88.8	90.7
12/31/2009	91.9	91.2	87.1	84.9	85.6	88.8	90.6

CML* = Commercial

Average premium per policy trends for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.	All other	12-mth.		12-mth.
	Passenger	percent		percent	Personal	percent	Total Personal	percent
Date	Auto	change	Homeowners	change	Lines	change	Lines	change
12/31/2007	$1,092	(1.6)%	$518	(1.5)%	$353	1.1%	$782	(1.9)%
03/31/2008	1,091	(0.8)	518	(1.1)	354	1.4	781	(1.3)
06/30/2008	1,088	(0.5)	514	(1.2)	353	0.6	777	(1.1)
09/30/2008	1,086	(0.6)	511	(1.5)	354	0.6	774	(1.1)
12/31/2008	1,085	(0.6)	511	(1.4)	356	0.8	773	(1.2)
03/31/2009	1,081	(0.9)	512	(1.2)	358	1.1	771	(1.3)
06/30/2009	1,076	(1.1)	516	0.4	359	1.7	769	(1.0)
09/30/2009	1,076	(0.9)	520	1.8	359	1.4	770	(0.5)
12/31/2009	1,079	(0.6)	526	2.9	360	1.1	773	0.1

		12-mth.		12-mth.		12-mth.	Total	12-mth.
		percent		percent	All Other	percent	CML*	percent
Date	CML* Auto	change	Workers Comp.	change	CML* Lines	change	Lines	change
12/31/2007	$2,577	(4.1)%	$5,602	(6.4)%	$1,581	(4.6)%	$2,262	(5.5)%
03/31/2008	2,568	(3.6)	5,453	(7.8)	1,576	(4.0)	2,240	(5.3)
06/30/2008	2,530	(3.7)	5,236	(11.3)	1,546	(4.3)	2,187	(6.3)
09/30/2008	2,514	(3.3)	5,067	(12.3)	1,536	(3.5)	2,157	(6.0)
12/31/2008	2,505	(2.8)	4,951	(11.6)	1,533	(3.0)	2,141	(5.3)
03/31/2009	2,483	(3.3)	4,792	(12.1)	1,537	(2.5)	2,122	(5.3)
06/30/2009	2,439	(3.6)	4,555	(13.0)	1,511	(2.3)	2,067	(5.5)
09/30/2009	2,420	(3.7)	4,354	(14.1)	1,496	(2.6)	2,030	(5.9)
12/31/2009	2,395	(4.4)	4,223	(14.7)	1,495	(2.5)	2,010	(6.1)

		12-mth.
	Total All	percent
Date	Lines	change
12/31/2007	$973	(2.8)%
03/31/2008	969	(2.2)
06/30/2008	960	(2.4)
09/30/2008	953	(2.6)
12/31/2008	949	(2.5)
03/31/2009	944	(2.6)
06/30/2009	936	(2.5)
09/30/2009	932	(2.2)
12/31/2009	932	(1.9)

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three Months ended					Three Months ended
	December 31, 2009					December 31, 2008
		Prior Year**			Current		Prior Year**				Current
		Reserve			Accident		Reserve				Accident
		Development			Year		Development				Year
	Calendar*	Deficiency	Catastrophe		Excluding	Calendar*	Deficiency		Catastrophe		Excluding
	Year	(Redundancy)	Losses		Catastrophe	Year	(Redundancy)		Losses		Catastrophe
Private Passenger Auto	115.4%	11.0%		0.2%	104.2%	103.0%		(0.2)%		0.1%		103.1%
Homeowners	79.8%	3.9%		8.2%	67.7%	73.9%		0.7%		1.3%		71.9%
Other Personal Lines	64.9%	(8.1)%		1.9%	71.1%	15.7%		(60.2)%		1.6%		74.3%
Total Personal	103.0%	8.1%		2.5%	92.4%	91.0%		(2.7)%		0.5%		93.2%
Commercial Multi-Peril	119.8%	34.0%		0.8%	85.0%	69.7%		(21.3)%		4.1%		86.9%
Commercial Auto	83.3%	(7.1)%		0.0%	90.4%	85.4%		(4.2)%		0.0%		89.6%
Workers’ Compensation	(68.4)%	(157.9)%		0.0%	89.5%	74.9%		(19.2)%		0.0%		94.1%
Other Commercial Lines	38.2%	(37.1)%		0.2%	75.1%	223.8%		129.8%		0.5%		93.5%
Total Commercial	60.0%	(27.1)%		0.4%	86.7%	86.5%		(5.1)%		1.6%		90.0%
Grand Total – Direct Business Only	91.0%	(1.6)%		2.0%	90.6%	89.6%		(3.4)%		0.8%		92.2%
		Twelve Months ended						Twelve Months ended
		December 31, 2009						December 31, 2008

		Prior Year**			Current			Prior Year**				Current
		Reserve			Accident			Reserve				Accident
		Development			Year			Development				Year
	Calendar*	Deficiency		Catastrophe	Excluding	Calendar*		Deficiency		Catastrophe		Excluding
	Year	(Redundancy)		Losses	Catastrophe	Year		(Redundancy)		Losses		Catastrophe
Private Passenger Auto	99.5%		4.3%	0.5%	94.7%		88.6%		(4.3)%		0.6%	92.3%
Homeowners	98.3%		2.6%	12.3%	83.4%		92.2%		(2.3)%		12.0%	82.5%
Other Personal Lines	74.0%		(7.8)%	3.8%	78.0%		60.0%		(20.3)%		4.8%	75.5%
Total Personal	98.0%		3.2%	4.0%	90.8%		88.3%		(4.5)%		4.0%	88.8%
Commercial Multi-Peril	111.5%		16.0%	4.1%	91.4%		93.0%		(5.3)%		4.5%	93.8%
Commercial Auto	78.0%		(9.9)%	0.9%	87.0%		80.7%		(6.0)%		0.5%	86.2%
Workers’ Compensation	45.0%		(52.5)%	0.0%	97.5%		99.0%		(0.1)%		0.0%	99.1%
Other Commercial Lines	56.1%		(21.4)%	0.6%	76.9%		137.5%		50.0%		0.4%	87.1%
Total Commercial	82.2%		(10.3)%	1.9%	90.6%		94.2%		(0.3)%		1.9%	92.6%
Grand Total – Direct Business Only	93.5%		(0.6)%	3.4%	90.7%		90.1%		(3.2)%		3.4%	89.9%
*The calendar year combined ratio represents the adjusted statutory combined ratio, which removes the profit component of the management fee earned by the Company.
**The prior accident year reserve development does not include the effects of salvage and subrogation.